Exhibit 10.19

SECOND AMENDMENT TO
MANAGEMENT AGREEMENT

THIS SECOND AMENDMENT TO MANAGEMENT AGREEMENT (the “Second Amendment”) dated as of June 29, 2001 is entered into between PIONEER RESOURCES I, LLC, a Delaware limited liability Company (“Pioneer”), and OLYMPIC RESOURCE MANAGEMENT LLC, a Washington limited liability company (“Manager”).  Capitalized terms not otherwise defined in this Second Amendment shall have the meanings set forth in that certain Management Agreement between Pioneer and Manager dated as of March 22, 2000, as amended by the “First Amendment to Management Agreement” dated as of September 7, 2000 (the “First Amendment”).  The original Management Agreement as modified by the First Amendment shall be referred to herein as the “Management Agreement”.

RECITAL

Pioneer and Manager are parties to the Management Agreement and the parties wish to further amend the Management Agreement, as set forth herein.

NOW, THEREFORE, the parties agree as follows:

AMENDMENT TO MANAGEMENT AGREEMENT

1.             [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission]   (a) Section 2.2(a) of the Management Agreement is deleted in its entirety and replaced by the following:

2.2          Fees.  (a)(i) [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission]

                (ii)           [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission]

                (iii)          Any fees payable to Manager for Additional Services or Optional Services performed by Manager in accordance with Sections 4.3 and 4.4 of this Agreement, respectively, shall be payable in accordance with the terms of Manager’s engagement by Pioneer to perform such Additional Services or Optional Services.”

                (b)           Schedule 1 attached to this Second Amendment shall become Schedule 1 to the Management Agreement.

                (c)           [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission]  Section 4 of the First Amendment and Exhibit 2 to the Management Agreement (and all references thereto) are hereby deleted from the Management Agreement.

2.             [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission]

3.             Extension of Term.  Section 8.1 of the Management Agreement is deleted in its entirety and replaced by the following:

8.1          Term.  The term of this Agreement shall commence as of the date hereof, and shall continue to and including the date of [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission] (the “Termination Date”).  Thereafter, this Agreement may be renewed for [Omitted Confidential Information has been filed separately with the Securities and Exchange Commission] only upon the mutual consent of Manager and Pioneer in each of their sole discretions.  The provisions of Sections 2.3(c)(ii), 6.1, 7.2, 7.3, 8.4 and 9 shall survive any termination of this Agreement.

4.             Elimination of Pioneer Secured Fee Obligations from Manager Mortgage.  Manager and Pioneer agree that, from and after date hereof, the term “Pioneer Secured Fee Obligations” is hereby deleted from the Management Agreement wherever it may occur. Manager and Pioneer further agree that, from and after the date hereof, the term “Pioneer Secured Obligations” shall mean only the Pioneer Secured Indemnity Obligations.  The Manager Mortgage shall continue in full force and effect from and after the date hereof, but shall secure only the Pioneer Secured Indemnity Obligations and shall cease to secure to the Pioneer Secured Fee Obligations.

5.             [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission].

(a)           [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission].

(b)           [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission].

(c)           Scheduled Buyers.  Upon any termination of the Management Agreement on or prior to the [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission], Pioneer (acting with the consent of the Required Lenders) and Manager shall mutually agree on a schedule listing all of the parties (the “Scheduled Buyers”) that Manager has contacted prior to such termination concerning a sale of any of Pioneer’s real estate.  Notwithstanding the termination of the Management Agreement, Pioneer shall pay to Manager [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission].

(d)           Deletion of Section on Longview Tract.  Effective from and after the date of this Second Amendment, Section 5(B) of the First Amendment shall be deleted in its entirety, and all future sales with respect to the Longview Tract shall be subject to and governed by the provisions of this Section 5.

6.             Consent of Required Lenders.  Pursuant to Section 6.10 and Section 6.11 of the [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission] Pioneer and Manager agree that the effectiveness of this Second Amendment (and any amendment of this Second Amendment) is subject to, and contingent upon, the prior written consent of the Required Lenders.  Pioneer and Manager agree that this Second Amendment shall become effective upon the execution hereof by Manager and Pioneer and Pioneer’s receipt of such written consent from the Required Lenders.

7.             Miscellaneous.  This Second Amendment constitutes an integral part of the Management Agreement.  The Management Agreement, as amended and supplemented by this Second Amendment, is and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment by and through their properly authorized officers on the date first specified above.

PIONEER RESOURCES I, LLC                                           OLYMPIC RESOURCE MANAGEMENT, LLC

By:	/s/ Thomas M. Ringo	By:	/s/ David L. Nunes
Its:	VP for Manager	Its:	President
	Date: 8/9/01		Date: 8/9/01

SCHEDULE I

[Confidential Treatment for the omitted material has been requested and has been filed seperately with the Securities and Exchange Commission] Timber Tract or HBU Sales (A)
(all figures actual)	Acres	Value	Relative Value%
Riffe Lake	4,885	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]
Aloha	5,622
Commander All	43,263
Williams Ranch	4,504

Willets	14,158	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]	[Confidential Treatment for the omitted material contained in the entire column has been requested and has been filed separately with the Securities and Exchange Commission]
Longview	57,635
East Oregon	192,854
	322,921

Note (A):  If HBUs or sub-tracts are sold, monthly rate reduction is calculated per this pre-determined schedule (e.g. sell a 1,227 acre Oregon HBU, [Confidential Treatment for the omitted material has been requested and has been filed separately with the Securities and Exchange Commission].  Reduction mechanism outlined above does not apply to timber deed acres.